THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE AND ANY SHARES ACQUIRED UPON THE EXERCISE THEREOF ARE SUBJECT TO A HOLD PERIOD AND MAY NOT BE TRADED IN BRITISH COLUMBIA UNTIL THE EXPIRY OF THE HOLD PERIOD EXCEPT AS PERMITTED BY THE SECURITIES ACT (BRITISH COLUMBIA) AND REGULATIONS MADE UNDER THE ACT. THE HOLD PERIOD EXPIRES ON _________________, HOWEVER, PURSUANT TO THE POLICIES OF THE CANADIAN VENTURE EXCHANGE THE WARRANTS, IF EXERCISABLE FOR A PERIOD OF MORE THAN FOUR MONTHS, REMAIN NON-TRANSFERABLE FOR THE BALANCE OF THE EXERCISE PERIOD.

WITHOUT PRIOR WRITTEN APPROVAL OF THE CANADIAN VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE CANADIAN VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL AUGUST 26, 2001.

IMAGIS TECHNOLOGIES INC.
NON-TRANSFERABLE SHARE PURCHASE WARRANT

This is to certify that for value received, ________________, of ____________________, is entitled to purchase up to _________________________ (_________) fully paid and non-assessable common shares of IMAGIS TECHNOLOGIES INC. (the "Company") pursuant to this Non-Transferable Share Purchase Warrant (the "Warrant") on the following terms and conditions:

(a)      the aforesaid __________________________ (_________) common shares may be purchased at any time up to 4:30 p.m., Vancouver Time, on April 26, 2002;

(b)      the exercise price is $1.10 Cdn. per share if exercised on or before April 26, 2002;

(c)      this Warrant may be exercised only at the office of CIBC Mellon Trust Company, the Registrar and Transfer Agent of the Company, or at the offices of such other Registrar and Transfer Agent of the Company that the Company may from time to time appoint;

(d)      this Warrant is non-transferable;

(e)      this Warrant has further terms and conditions attached thereto as set out in the Schedule "A" attached hereto.

The terms used herein shall have the same meaning as set out and used in the terms and conditions attached hereto as Schedule "A".

IN WITNESS WHEREOF the Company has caused its common seal to be affixed hereto this 26th day of April, 2001.

The Common Seal of IMAGIS TECHNOLOGIES INC.
was hereunto affixed in the presence of:

SCHEDULE "A"

IMAGIS TECHNOLOGIES INC.

Terms and conditions attached to the non-transferable share purchase warrants of IMAGIS TECHNOLOGIES INC. (the "Warrants").

ARTICLE ONE - INTERPRETATION

Section 1.01 - Definitions

In these terms and conditions, unless there is something in the matter or context inconsistent therewith:

(a)      "Company" means Imagis Technologies Inc. until a successor corporation shall have become such in the manner prescribed in article 7, and thereafter "Company shall mean such successor corporation;

(b)     "Company's Auditors" means an independent firm of accountants duly appointed as auditors of the Company;

(c)      "Company's Registrar and Transfer Agent" means CIBC Mellon Trust Company or such other registrar and transfer agent of the Company that the Company may from time to time appoint;

(d)      "Director" means a director of the Company for the time being, and reference, without more, to action by the directors means action by the directors of the Company as a board, or whenever duly empowered, action by a committee of the board;

(e)      "herein", "hereby" and similar expressions refer to these terms and conditions as the same may be amended or modified from time to time; and the expression "article" and "section" followed by a number refer to the specified article or section of these terms and conditions;

(f)      "person" means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;

(g)      "Warrants" means the warrants of the Company issued and presently authorized as set out in section 2.01 hereof and for the time being outstanding;

(h)      "shares" means the common shares in the capital of the Company as constituted at the date hereof and any shares resulting from any subdivision or consolidation of the shares;

(i)      "Warrant Holders" or "Holder" means the bearer of the Warrants for the time being; and

(j)      Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

Section 1.02 - Interpretation Not Affected by Headings

The division of these terms and conditions into articles and sections, and the insertion of headings, are for convenience of reference only and shall not affect the construction or interpretation thereof.

Section 1.03 - Applicable Law

The Warrants shall be construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable thereto and shall be treated in all respects as British Columbia contracts.

ARTICLE TWO - ISSUE OF WARRANTS

Section 2.01 - Issue of Warrants

The warrants entitle the Warrant Holders to purchase an aggregate of 973,000 common shares which are authorized to be issued by the Company.

Section 2.02 - Additional Warrants

The Company may at any time and from time to time do further equity or debt financing and may issue additional shares, warrants or grant options or similar rights to purchase shares of its capital stock.

Section 2.03 - Issue in Substitution for Lost Warrants

(a)      In case a Warrant shall become mutilated, lost, destroyed or stolen, the Company in its discretion may issue and deliver a new Warrant of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant and the exchanged or substituted Warrant shall be entitled to the same rights and benefits as such mutilated, lost, destroyed or stolen Warrant;

(b)      The applicant for the issue of a new Warrant pursuant hereto shall bear the cost of the issue thereof and in case of loss, destruction or theft furnish to the Company such evidence of ownership and of loss, destruction or theft of the Warrant so lost, destroyed or stolen as shall be satisfactory to the Company in its discretion and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and shall pay the reasonable charges of the Company in connection therewith.

Section 2.04 - Warrant Holder Not a Shareholder

The holding of a Warrant shall not constitute the Holder thereof a shareholder of the Company nor entitle him to any right or interest in respect thereof.

ARTICLE THREE - OWNERSHIP AND TRANSFER

Section 3.01 - Warrants Not Transferable

The Warrants of the Company are non-transferable.

Section 3.02 - Notice to Warrant Holders

Unless herein otherwise expressly provided, any notice to be given hereunder to Warrant Holders shall be deemed to be validly given if mailed by prepaid post or if made, given or served by telefax or other similar means of recorded transmission. Any notice so given shall be deemed to have been received on the day following such transmission.

ARTICLE FOUR - EXERCISE OF WARRANTS

Section 4.01 - Method of Exercise of Warrants

The right to purchase shares conferred by the Warrants may be exercised by the Holder of such Warrant surrendering it, with a duly completed and executed subscription in the form attached hereto together with cash, certified cheque or bank draft payable to or to the order of the Company, at par in Vancouver, British Columbia, for the purchase price applicable at the time of surrender in respect of the shares subscribed for in lawful money of Canada, to the Company's Registrar and Transfer Agent.

Section 4.02 - Effect of Exercise of Warrants

(a)      Upon surrender and payment as aforesaid the shares so subscribed for shall be deemed to have become the Holder or Holders of record of such shares on the date of such surrender and payment, and such shares shall be issued at the subscription price in effect on the date of such surrender and payment;

(b)      Within ten business days after surrender and payment as aforesaid, the Company shall forthwith cause to be delivered to the person in whose name the shares so subscribed for are to be issued as specified in such subscription or cause to be mailed to him at his address specified in such subscription, a certificate or certificates for the appropriate number of shares not exceeding those which the Warrant Holder is entitled to purchase pursuant to the Warrant surrendered.

Section 4.03 - Subscription for Less than Entitlement

The Holder of any Warrant may subscribe for and purchase a number of shares less than the number which he is entitled to purchase pursuant to the surrendered Warrant. In the event of any purchase of a number of common shares less than the number which can be purchased pursuant to a Warrant, the Holder thereof upon exercise thereof shall, in addition, be entitled to receive a new Warrant in respect of the balance of the shares which he was entitled to purchase pursuant to the surrendered Warrant and which were not then purchased. Such new Warrant shall entitle the Holder thereof to purchase the balance of the shares at the same price and on the same terms and conditions as provided in the surrendered Warrant.

Section 4.04 - Warrants for Fractions of Shares

To the extent that the Holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a common share, such right may be exercised in respect of such fraction only in combination with another Warrant which in the aggregate entitle the Holder to receive a whole number of such common shares.

Section 4.05 - Expiration of Warrants

After the expiration of the period within which a Warrant is exercisable, all rights thereunder shall wholly cease and terminate and such Warrant shall be void and of no effect.

Section 4.06 - Exercise Price

The price per share which must be paid to exercise the Warrants is as set forth on the face of the non-transferable share purchase warrant.

Section 4.07 - Adjustment of Exercise Price

The exercise price and the number of common shares deliverable upon the exercise of the Warrants shall be subject to adjustment in the events and in the manner following:

(a)      If and whenever the common shares at any time outstanding shall be subdivided into a greater, or consolidated into a lesser number of common shares, or in the event of any payment by the Company of a stock dividend, the exercise price shall be decreased or increased proportionately as the case may be; upon any such subdivision, consolidation, or payment of a stock dividend, the number of common shares deliverable upon the, or payment of a stock dividend, the number of common shares deliverable upon the exercise of the Warrants shall be increased or decreased proportionately as the case may be;

(b)      In case of any capital reorganization or of any reclassification of the capital of the Company or in case of the consolidation, merger or amalgamation of the Company with or into any other company, each Warrant shall, after such capital reorganization, reclassification of capital, consolidation, merger or amalgamation, confer the right to purchase the number of shares or other securities of the Company or of the company resulting from such capital reorganization, reclassification, consolidation, merger or amalgamation, as the case may be, to which the Holder of the shares deliverable at the time of such capital reorganization, reclassification of capital, consolidation, merger or amalgamation, upon the exercise of such Warrant would have been entitled on such capital reorganization, reclassification, consolidation, merger or amalgamation and in any case, if necessary, appropriate adjustments shall be made in the application of the provisions set forth in this Article Four shall thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares or other securities thereafter deliverable on the exercise of the Warrants. The subdivision or consolidation of common shares at any time outstanding into a greater or lesser number of common shares (whether with or without par value) shall not be deemed to be a capital reorganization or a reclassification of the capital of the Company for the purposes of this paragraph;

(c)      The adjustments provided for in this section are cumulative.

Section 4.08 - Determination of Adjustments

If any questions shall at any time arise with respect to the exercise price, such question shall be conclusively determined by the Company's Auditors, or, if they decline to so act, any other firm of Chartered Accountants, in Vancouver, that the Company may designate and who shall have access to all appropriate records and such determination shall be binding upon the Company and the Warrant Holders.

ARTICLE FIVE - COVENANTS BY THE COMPANY

Section 5.01 - General Covenants

The Company will reserve and there will remain unissued out of its authorized capital a sufficient number of shares to satisfy the rights of purchase provided for herein and in the Warrants should the Holders of all the Warrants from time to time outstanding determine to exercise such rights in respect of all shares which they are or may be entitled to purchase pursuant thereto.

ARTICLE SIX - WAIVER OF CERTAIN RIGHTS

Section 6.01 - Immunity of Shareholders, etc.

The Warrant Holders hereby waive and release any right, cause or action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, director or officer (as such) of the Company for the issue of shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Company herein contained.

ARTICLE SEVEN - MODIFICATION OF TERMS, MERGER, SUCCESSORS

Section 7.01 - Modification of Terms and Conditions for Certain Purposes

From time to time the Company may, subject to the provisions of these presents, and they shall, when so directed by the these presents, modify the terms and conditions hereof, for any one or more or all of the following purposes:

(a)      Adding to the provisions hereof such additional covenants and enforcement provisions as, in the opinion of counsel for the Company, are necessary or advisable, provided however that such additional covenants and enforcement provisions do not affect the rights or obligations of the Warrant Holders;

(b)      Adding to or altering the provisions hereof in respect of the registration and transfer of the Warrants, making provision for the exchange of the Warrants of different denominations and making any modification in the form of the Warrants which does not affect the substance thereof;

(c)      For any other purpose not inconsistent with the terms hereof, including the correction or rectification of any ambiguities, defective provisions, errors or omissions herein; and

(d)      To evidence any succession of any corporation and the assumption by any successor of the covenants of the Company herein and in the Warrants contained as provided hereafter in this article.

Section 7.02 - Company May Consolidate, etc. on Certain Terms

Nothing herein contained shall prevent any consolidation, amalgamation or merger of the Company with or into any other corporation or corporations provided however that the corporation formed by such consolidation or into which such merger shall have been made shall be a corporation organized and existing under the laws of Canada or of the United States of

America, or any Province, State, District or Territory thereof, and shall, simultaneously with such consolidation, amalgamation or merger, assume the due and punctual performance and observance of all the covenants and conditions hereof to be performed or observed by the Company.

Section 7.03 - Successor Corporation Substituted

In case the Company, pursuant to section 7.02, shall be consolidated, amalgamated or merged with or into any other corporation or corporations, the successor corporation formed by such consolidation or amalgamation, or into which the Company shall have been merged shall succeed to and be substituted for the Company hereunder. Such changes in phraseology and form (but not in substance) may be made in the Warrants as may be appropriate in view of such consolidation, amalgamation, merger or transfer.